Fees Summary	Jul. 31, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 33,050,000.00
Previously Paid Amount	0.00
Total Fee Amount	5,059.96
Total Offset Amount	0.00
Net Fee	$ 5,059.96